UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2023

REVIV3 PROCARE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fremont Avenue, Unit 158, Alhambra, CA	91803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 638-8883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 24, 2023, the Board of Directors of Reviv3 Procare Company (the “Company”) approved a Code of Business Conduct and Ethics to assist its officers, directors, employees and other covered persons in guiding their conduct to enhance the reputation of the Company, and to help foster a culture of honesty and accountability.

The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by the full text of such document, which is incorporated herein and attached hereto as Exhibit 14.1.

Item 8.01	Other Events.

On August 24, 2023, the Board of Directors of the Company (“Board”) established the following three (3) committees of the Board: (1) the Audit Committee, (2) the Nominating and Corporate Governance Committee, and (3) the Compensation Committee. Jeff Toghraie, CEO and Chairman of the Board, was initially appointed as the Chairman of each Committee and will serve in such capacity until his resignation, removal or replacement is appointed to those roles. The Company anticipates that it will fill the vacancies on the various Committees during the next twelve (12) months. Additionally, the Board approved (a) the Charter of the Audit Committee, (b) the Charter of the Nominating and Corporate Governance Committee, and (c) the Charter of the Compensation Committee.

The above descriptions of the Charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee do not purport to be complete and are qualified in their entirety by the full text of such documents, which are incorporated herein and attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

14.1	Code of Business Conduct and Ethics

99.1	Charter of the Audit Committee of the Board of Directors

99.2	Charter of the Nominating and Corporate Governance Committee of the Board of Directors

99.3	Charter of the Compensation Committee of the Board of Directors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVIV3 PROCARE COMPANY
Date: August 30, 2023
	By:	/s/ Jeff Toghraie
	Name:	Jeff Toghraie
	Title:	Chief Executive Officer